Exhibit 10.1

AMENDMENT #2

to Exclusive License Agreement Number 2

Whereas Reva Medical, Inc.(“REVA”) and Rutgers, The State University Of New Jersey (“Rutgers”), referred to collectively herein as “the Parties”, entered into an EXCLUSIVE LICENSE AGREEMENT NUMBER 2 (“License No. 2”) effective July 1, 2010;

Whereas Section 6(3)(ii)(b) of License No. 2 required a $*** fee to be paid as of July 25, 2014 to extend the Non-Stent Product commercialization milestone; and,

Whereas the Parties wish to amend License No. 2 to reflect an agreed change to the payment dates of the extension fees for Non-Stent Product commercialization milestones;

Now, Therefore, the parties hereby mutually agree that the first paragraph of Section 6(3)(ii)(b) of License No. 2, which sets forth the terms for extensions to the commercialization milestones for Non-Stent Products, shall be replaced with the following:

Section 6.3(ii)

(b)         Licensee or its Sublicensees shall file with the USFDA or with a comparable agency in another Major Market Country, product specific applications to initiate human trials that are intended to lead to market approval of a Licensed Product. Such filing shall occur no later than three (3) years from the date of execution of this Agreement. If such filing does not occur within three years, Licensee may elect to extend the filing period by an additional year by payment of a $*** extension fee.

Since Licensee has already elected such an extension, and since such filing did not occur by the fourth anniversary, Licensor agrees to provide further extension of the filing date with payment of a $*** extension fee. Licensor agrees to defer payment of the $*** extension fee to July 25, 2015, at which time payment will be due even if a filing occurs prior to July 25, 2015. If additional extensions are required, Licensee may obtain them by paying $*** annually thereafter if the necessary filing has not occurred prior to the date the extension fee is due.

and the remainder of the terms of License No.2 shall remain unaffected by this Amendment #2 to License No. 2.

*** Portions of this page have been omitted pursuant to a request for Confidential Treatment filed separately with the Commission.

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized representatives.

RUTGERS, THE STATE UNIVERSITY		REVA MEDICAL, INC.
OF NEW JERSEY

/s/ Richard Mammone		/s/ Robert K. Schultz
Signature		Signature

Richard Mammone		Robert K. Schultz
Name		Name

Assoc VP Innova. Partnersh.		President & COO
Title		Title

Date:	8/26/14	Date:	8/20/14